                            Nations Balanced Target
                              Maturity Fund, Inc.

                                     SEMI
                                    ANNUAL
                                    REPORT


                      For the Period Ended September 30, 1998



                                                           ---------------------
                                                                         Nations
                                                           ---------------------
                                                                        Balanced
                                                           ---------------------
                                                                          Target
                                                           ---------------------
                                                                   Maturity Fund
                                                          ----------------------

--------------------------------------------------------------------------------
               NOT                       MAY LOSE VALUE
               FDIC-
               INSURED                   NO BANK GUARANTEE
--------------------------------------------------------------------------------

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK OR ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.


Dear Shareholder:

We welcome this opportunity to provide you with the semi-annual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ended September 30, 1998.

Investment Objective

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all dividends, the long-term investment objective remains to return at least the principal investment on the maturity date, September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

Portfolio Performance and Asset Allocation

The Company continued to pursue its long-term objective over the reporting period by continuing to invest a portion of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

For the six-month period ended September 30,1998, the total return of Nations Balanced Target Maturity Fund, Inc. was (5.01)%/1/ based on an ending market price of $9.31. Over this period, the Company distributed $0.19 per share of ordinary income to its shareholders. As of September 30, 1998, 73.2% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations, and 27.0% was invested in common stocks, with the remaining 1.2% in shares of an investment company. A breakdown of portfolio holdings by asset type follows.

                 Portfolio Breakdown as of September 30, 1998

                           [PIE CHART APPEARS HERE]

Investment Company                1.2%
Pharmaceuticals                   1.2%
Oil-Domestic                      1.4%
Electric Power                    1.4%
Food Producers                    1.4%
Banks                             1.6%
Financial Services                1.6%
Computers                         1.6%
Utilities - Telephone             1.7%
U.S. Government Obligations      73.2%
Other Common Stocks and Other
Assets & Liabilities(net)        13.7%

Investment Philosophy

The equity portion of the Company is invested based on the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many economic sectors, although certain sectors may be over-or underweighted relative to the Standard & Poor's 500 Composite Stock Index from time to time.


------------
/1/ The average annual total return since inception (6/30/94) based on the market price was 11.99%. Total return represents the change, over a specific period of time, in the value of an investment in the Company after reinvesting all income and capital gains.

             Past performance is no guarantee of future results.

The emphasis in stock selection will continue to be a "bottom up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product developments or corporate restructurings.

Market Environment and Portfolio Strategy*

After a period of near perfection in terms of economic fundamentals, the financial markets were poised to give back a portion of their extraordinary gains. Over the last six months, the U.S. stock market was buffeted by unsettling financial market events in Southeast Asia, Japan, Latin America, and Russia, as well as by the bailout of a major hedge fund.

These events created fear and uncertainty among equity investors. As a result, investors flocked to the stocks of companies with sustainable earnings expectations, discarding companies with a cyclical bias or foreign exposure. The Company's portfolio included investments in cyclical companies during the period and accordingly was negatively impacted by this change in investor behavior.

Sectors that contributed positively to performance were utilities and consumer staples. Technology and consumer cyclical companies experienced the greatest declines in price, but are also in our view among the most undervalued and therefore attractive opportunities in light of the Company's investment discipline.

Looking forward, the Company's investment adviser believes that the utility sector offers opportunity and the portfolio is slightly overweighted in this area. In addition, it is underweighted in healthcare, as the investment adviser believes the majority of companies in this sector are overvalued.


                 Top Ten Equity Holdings as of September 30, 1998*

               1.  SBC Communications Inc....................  0.63%
               2.  Alltel Corporation........................  0.59
               3.  Johnson & Johnson Corporation.............  0.49
               4.  Coastal Corporation.......................  0.48
               5.  Wellpoint Health Networks+................  0.42
               6.  Tenet Healthcare Corporation+.............  0.42
               7.  Allstate Corporation......................  0.42
               8.  Wendy's International.....................  0.41
               9.  GTE Corporation...........................  0.41
               10. Williams Companies Inc....................  0.40

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ Robert H. Gordon

Robert H. Gordon
President NationsBanc Advisors, Inc.

September 30, 1998


---------------
* Portfolio holdings, characteristics and outlook are subject to change and may not be representative of current holdings, characteristics and outlook.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
  Statement of Net Assets                      September 30, 1998  (unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                              ( 000 )
================================================================================

            Common Stocks - 27.0%
            Aerospace and Defense - 1.0%
    2,025   AlliedSignal Inc....................................   $          72
    2,950   Litton Industries Inc. +............................             177
    1,450   Lockheed Martin Corporation.........................             146
    3,025   Raytheon Company, Class B...........................             163
                                                                   -------------
                                                                             558
                                                                   -------------

            Apparel and Textiles - 0.3%
    5,900   Claiborne (Liz) Inc.................................             155
                                                                   -------------

            Banks - 1.6%
      800   Citicorp............................................              74
    9,800   First Security Corporation..........................             164
    2,000   Mellon Bank Corporation.............................             110
    3,505   One Valley Bancorp Inc..............................             113
    4,550   PNC Bank Corporation................................             205
    6,225   Southtrust Corporation..............................             217
                                                                   -------------
                                                                             883
                                                                   -------------

            Beverages - 0.7%
    3,400   Anheuser-Busch Companies Inc........................             184
    6,025   PepsiCo Inc.........................................             177
                                                                   -------------
                                                                             361
                                                                   -------------
            Building Products - Air and Heating - 0.3%
    3,325   Armstrong World Industries Inc......................             178
                                                                   -------------
            Chemicals - Basic - 0.3%
    2,550   PPG Industries Inc..................................             139
                                                                   -------------

            Chemicals - Specialty - 0.5%
    3,000   Sigma-Aldrich Corporation...........................              87
    8,450   Witco Corporation...................................             177
                                                                   -------------
                                                                             264
                                                                   -------------

            Computers - 1.6%
      600   Ceridian Corporation +..............................              34
    3,600   Compaq Computer Corporation.........................             114
    8,880   Flowserve Corporation...............................             180
    4,150   Hewlett-Packard Company.............................             220
    1,575   International Business Machines Corporation.........             202
    2,700   Sun Microsystems Inc. +.............................             134
                                                                   -------------
                                                                             884
                                                                   -------------

            Computer Software - 0.4%
    5,625   Computer Associates International Inc ..............             208
                                                                   -------------


                       See Notes to Financial Statements.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
  Statement of Net Assets (continued)          September 30, 1998  (unaudited)
--------------------------------------------------------------------------------

                                                                        Value
     Shares                                                             (000)
================================================================================

            Cosmetics and Toiletry - 0.3%
    7,800   Alberto Culver Company..............................  $          182
                                                                   -------------

            Diversified - 0.5%
    7,800   Coastal Corporation.................................             263
                                                                   -------------

            Durable Goods- Wholesale - 0.3%
    3,650   Avnet Inc...........................................             134
                                                                   -------------

            Electric Power - 1.4%
    1,600   Consolidated Edison Inc.............................              83
    3,900   Dominion Resources Inc..............................             174
    2,500   Energy East Corporation.............................             128
    5,000   Entergy Corporation.................................             154
    1,700   Florida Progress Corporation........................              74
    3,300   Texas Utilities Company.............................             154
                                                                   -------------
                                                                             767
                                                                   -------------

            Electronics - 0.8%
    2,400   AMP Inc.............................................              86
   10,750   Arrow Electronics Inc. +............................             141
    6,675   SCI Systems Inc. +..................................             180
                                                                   -------------
                                                                             407
                                                                   -------------

            Financial Services - 1.6%
    5,500   Allstate Corporation................................             229
    2,800   Bank of New York Inc................................              77
    3,200   Chase Manhattan Corporation.........................             138
    6,550   First Data Corporation..............................             154
    3,850   Hartford Financial Services Group Inc...............             183
    3,500   Paine Webber Group Inc..............................             105
                                                                   -------------
                                                                             886
                                                                   -------------

            Food Producers - 1.4%
    3,900   Interstate Bakeries Corporation.....................             121
    5,625   Nabisco Holdings Corporation, Class A...............             202
    2,500   Quaker Oats Company.................................             148
    3,800   Sara Lee Corporation................................             205
    1,300   Suiza Foods Corporation +...........................              41
    1,100   Unilever NV ADR.....................................              67
                                                                   -------------
                                                                             784
                                                                   -------------

            Furniture and Appliances - 0.2%
    4,350   Rubbermaid Inc......................................             104
                                                                   -------------

            Hotels - 0.3%
    8,050   Hilton Hotels Corporation...........................             137
                                                                   -------------



                      See Notes to Financial Statements.
4

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
  Statement of Net Assets (continued)          September 30, 1998  (unaudited)
--------------------------------------------------------------------------------

                                                                        Value
     Shares                                                             (000)
================================================================================

            Insurance - 1.0%
    2,100   CIGNA Corporation...................................  $          139
    5,975   Conseco Inc.........................................             183
    6,525   St. Paul Companies Inc..............................             212
                                                                  --------------
                                                                             534
                                                                  --------------

            Manufacturing - 0.5%
    2,450   Eaton Corporation...................................             154
    3,825   National Service Industries Inc.....................             122
                                                                  --------------
                                                                             276
                                                                  --------------

            Medical Products and Supplies - 0.7%
    3,275   Bard (C.R.) Inc.....................................             121
    3,475   Johnson & Johnson Corporation.......................             272
                                                                  --------------
                                                                             393
                                                                  --------------

            Medical Services - 1.1%
    4,600   Beverly Enterprises Inc.+...........................              37
    5,800   Columbia/HCA Healthcare Corporation.................             116
    8,000   Tenet Healthcare Corporation+.......................             230
    4,100   Wellpoint Health Networks Inc.+.....................             230
                                                                  --------------
                                                                             613
                                                                  --------------

            Multimedia - 0.3%
    7,425   CBS Corporation.....................................             180
                                                                  --------------

            Office Equipment - 0.3%
    5,650   Harris Corporation..................................             181
                                                                  --------------

            Oil - Domestic - 1.4%
    1,300   Columbia Energy Group...............................              76
    2,625   Mobil Corporation...................................             199
    7,600   Occidental Petroleum Corporation....................             163
    4,750   Phillips Petroleum Company..........................             216
    3,200   Ultramar Diamond Shamrock Corporation...............              73
                                                                  --------------
                                                                             727
                                                                  --------------

            Oil - International - 0.3%
    1,700   British Petroleum Company ADR.......................             148
                                                                  --------------

            Oil Services - 0.7%
    8,795   Questar Corporation.................................             169
    7,700   Williams Companies Inc..............................             221
                                                                  --------------
                                                                             390
                                                                  --------------

            Paper and Forest Products - 0.3%
    3,950   Kimberly-Clark Corporation..........................             160
                                                                  --------------



                      See Notes to Financial Statements.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
  Statement of Net Assets                        September 30, 1998  (unaudited)
--------------------------------------------------------------------------------

                                                                        Value
     Shares                                                            ( 000 )
================================================================================

            Pharmaceuticals - 1.2%
      700   American Home Products Corporation..................  $           37
    1,600   Bristol-Myers Squibb Company........................             166
    1,625   Merck & Co. Inc.....................................             210
    2,000   Schering-Plough Corporation.........................             207
                                                                  --------------
                                                                             620
                                                                  --------------

            Restaurants and Lodging - 0.4%
   10,225   Wendy's International Inc...........................             227
                                                                  --------------

            Retail - 0.3%
    5,300   Dillards Inc., Class A..............................             150
                                                                  --------------

            Savings and Loans - 0.4%
    3,700   Ahmanson (H.F.) & Company...........................             205
                                                                  --------------

            Telecommunications - 0.9%
    6,900   Alltel Corporation..................................             327
    8,400   Scientific-Atlanta Inc..............................             177
                                                                  --------------
                                                                             504
                                                                  --------------

            Tobacco - 0.4%
    3,300   Phillip Morris Companies Inc........................             152
    2,500   UST Inc.............................................              74
                                                                  --------------

                                                                             226
                                                                  --------------
            Tools - 0.3%
    6,025   Snap-On Inc.........................................             186
                                                                  --------------

            Transportation - Railroads - 0.3%
    5,085   Burlington Northern Santa Fe Inc....................             163
                                                                  --------------

            Trucking and Shipping - 0.6%
    4,325   CNF Transportation Inc..............................             126
    7,525   Ryder Systems Inc...................................             187
                                                                  --------------
                                                                             313
                                                                  --------------

            Utilities - Natural Gas - 0.4%
    8,050   Equitable Resources Inc.............................             205
                                                                  --------------

            Utilities - Telephone - 1.7%
    3,500   AT&T Corporation....................................             204
      700   BellSouth Corporation...............................              53
    4,050   GTE Corporation.....................................             223
    2,300   MCI Worldcom Inc....................................             112
    7,800   SBC Communications Inc..............................             347
                                                                  --------------
                                                                             939
                                                                  --------------

            Total Common Stocks
              (Cost $15,701)....................................          14,634
                                                                  --------------





                      See Notes to Financial Statements.
6

Nations Balanced Target Maturity Fund, Inc.

----------------------------------------------------------------------------
  Statement of Net Assets (continued)      September 30, 1998  (unaudited)
----------------------------------------------------------------------------

                                                                    Value
     Shares                                                        ( 000 )
============================================================================
           Investment Company - 1.2%  (Cost $675)
 674,589   Nations Cash Reserves (b) ........................  $         675
                                                              --------------

 Principal
  Amount
   (000)
===========
           U.S. Government Obligations - 73.2%
$ 15,257   TIGR, Interest Receipt, 4.480% 08/15/04**.........         11,764
  20,000   TIGR, Principal Receipt, 4.480% 08/15/04**........         15,421
  16,120   U.S. Treasury Strips, 4.420%  08/15/04**..........         12,467
                                                              --------------
           Total U.S. Government Obligations (Cost $33,428)..         39,652
                                                              --------------

           Total Investments (Cost $49,804)(a)........ 101.4%         54,961
                                                              --------------
           Other Assets and Liabilities (Net)......... (1.4)%
           Receivable for investment securities sold.........            421
           Dividends and interest receivable.................             35
           Unamortized organization costs....................              8
           Other assets......................................             22
           Due to custodian..................................          (993)
           Investment advisory fee payable...................           (18)
           Administration fee payable........................           (11)
           Accrued Directors' fees and expenses..............            (2)
           Accrued expenses and other liabilities............          (221)
                                                              --------------
           Total Other Assets and Liabilities (Net)..........          (759)
                                                              --------------
           Net Assets................................. 100.0%  $      54,202
                                                              ==============
           Net Asset Value Per Share:
           ($54,202,000 / 5,231,163 shares of
           beneficial interest outstanding)..................  $       10.36

           Net Assets consist of:
           Common Stock at par value.........................  $           5
           Paid-in capital in excess of par value............         48,792
           Undistributed net investment income...............             40
           Accumulated net realized gain on investments sold.            208
           Unrealized appreciation of investments............          5,157
                                                              --------------
               Net Assets....................................  $      54,202
                                                              ==============


-------------
(a) Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $6,791,000 and gross depreciation of $1,634,000 for federal income tax purposes. At
     September 30, 1998, the aggregate cost of securities for federal income tax purposes was $49,804,000.
(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by TradeStreet Investment Associates, Inc.
**   The rate shown is the effective yield at date of purchase.
+    Non-income producing security.

ABBREVIATIONS:
ADR  - American Depository Receipt
TIGR - Treasury Investor Growth Receipt

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations                                             (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1998
(In thousands)

INVESTMENT INCOME:
      Dividends ...........................................             $   182
      Interest ............................................               1,230
                                                                        -------
         Total Investment Income ..........................               1,412

EXPENSES:
      Investment advisory fee .............................    $   120
      Administration fee .................................          68
      Transfer agent fees .................................         92
      Legal and audit fees ................................         49
      Custodian fees ......................................          6
      Amortization of organization costs ..................          6
      Directors' fees and expenses ........................          6
      Other ...............................................         33
                                                               -------
         Total Expenses ...................................                 380
                                                                        -------

NET INVESTMENT INCOME .....................................               1,032
                                                                        -------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
         Net realized loss on investments .................                (961)
         Net change in unrealized appreciation of
          investments .....................................                 329
                                                                        -------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS ....                (632)
                                                                        -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......             $   400
                                                                        =======


                      See Notes to Financial Statements.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                          Ended       Year
                                                                         9/30/98      Ended
                                                                       (unaudited)   3/31/98

(In thousands)                                                         --------     --------
Net investment income .............................................    $  1,032     $  2,145
Net realized gain/(loss) on investments ...........................        (961)       5,397
Net change in unrealized appreciation of investments ..............         329        4,084
                                                                       --------     --------
Net increase in net assets resulting from operations ..............         400       11,626
Distributions to shareholders from net investment income ..........        (994)      (2,145)
Distributions to shareholders from net realized gain
 on investments ...................................................          --       (7,549)
                                                                       --------     --------
Net increase/(decrease) in net assets .............................        (594)       1,932

NET ASSETS:
      Beginning of period .........................................      54,796       52,864
                                                                       --------     --------
      End of period (including undistributed net investment income
         of $40 and $2, respectively) .............................    $ 54,202     $ 54,796
                                                                       ========     ========



                      See Notes to Financial Statements.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a Share outstanding throughout each period.


                                                          Six Months
                                                             Ended           Year           Year           Year          Period
                                                           09/31/98         Ended          Ended          Ended           Ended
                                                          (unaudited)      03/31/98       03/31/97       03/31/96       03/31/95*
                                                          -----------     ---------      ---------      ---------      ----------
Operating performance:
Net asset value, beginning of period .................    $   10.47       $   10.11      $   10.78      $    9.67      $    9.35#
                                                          ---------       ---------      ---------      ---------      ---------
Net investment income ................................         0.20            0.41           0.43           0.40           0.29**
Net realized and unrealized gain/(loss)
   on investments ....................................        (0.12)           1.80           0.49           1.61           0.40
                                                          ---------       ---------      ---------      ---------      ---------
Net increase in net assets resulting from
   investment operations .............................         0.08            2.21           0.92           2.01           0.69
Offering expenses charged to paid in capital .........           --              --             --             --          (0.03)
Distributions:
Distributions from net investment income .............        (0.19)          (0.41)         (0.44)         (0.40)         (0.29)
Distributions in excess of net investment income .....           --              --             --             --          (0.00)##
Distributions from net realized capital gains ........           --           (1.44)         (1.15)         (0.50)         (0.05)
                                                          ---------       ---------      ---------      ---------      ---------
Total distributions ..................................        (0.19)          (1.85)         (1.59)         (0.90)         (0.34)
                                                          ---------       ---------      ---------      ---------      ---------
Net asset value, end of period .......................    $   10.36       $   10.47      $   10.11      $   10.78      $    9.67
                                                          =========       =========      =========      =========      =========

Market value, end of period ..........................    $    9.31       $   10.00      $    9.00      $    9.25      $    8.50
                                                          ---------       ---------      ---------      ---------      ---------
Total return++ .......................................        (5.01)%         32.73%         13.93%         19.25%         (5.54)%
                                                          ---------       ---------      ---------      ---------      ---------
Ratios to average net assets /supplemental data:
Net assets, end of period (in 000's) .................    $  54,202       $  54,796      $  52,864      $  56,381      $  50,238
Ratio of operating expenses to average net assets ....         1.40%+          1.23%          1.18%          1.24%          1.10%+
Ratio of net investment income to average net assets .         3.79%+          3.78%          4.01%          3.75%          4.12%+
Portfolio turnover rate ..............................           26%            106%            99%            46%            25%

-----------------
 * Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.
**   Per share amounts have been calculated using the monthly average shares method.
 +   Annualized.
++ Total return represents aggregate total return for the period based on market value at period end.
 #   Initial offering price net of sales commissions of $0.65 per share.
##   Value represents less than $0.01 per share.



                      See Notes to Financial Statements.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements                                  (unaudited)
--------------------------------------------------------------------------------

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered as a diversified, closed-end management company under the Investment Company Act of 1940, as amended (the "1940 Act").

1. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities Valuation -- Securities which are traded on a recognized securities exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets (other than on the NASDAQ National Market System) are valued on the basis of the closing over-the-counter bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by a pricing service. Restricted securities, securities for which market quotations are not readily available and certain other assets are valued by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed based on the specific identification of the securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Dividend and Distributions to Shareholders -- It is the policy of the Company to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains. if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in Federal tax consequences to shareholders. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes -- The Company intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Organization Costs -- The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Company.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

The Company has entered into an investment advisory agreement with NationsBanc Advisors, Inc. ("NBAI"), pursuant to which it pays NBAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and NBAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank") pursuant to which TradeStreet is entitled to receive a sub-advisory fee from NBAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NBAI is the Company's administrator. In its role as administrator, NBAI supervises the overall day-to-day operations and provides certain administrative services. NBAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by NBAI, the Company pays NBAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

Pursuant to a sub-administration agreement dated January 1, 1998, between NBAI and First Data Investor Services Group, Inc.("First Data"), a wholly-owned subsidiary of First Data Corporation, First Data provides certain administrative services in support of the operations of the Company. The fees of First Data are paid out of the fees paid to NBAI by the Company for administration services. First Data also serves as the transfer agent and dividend disbursing agent for the Company.

NationsBank of Texas, N.A. ("NationsBank of Texas") served as the custodian of the Company's assets until it merged with NationsBank on May 6, 1998. NationsBank began serving as custodian for the Company's assets on that date and is providing the same services as were previously provided by NationsBank of Texas. For the six months ended September 30, 1998, NationsBank of Texas and NationsBank earned $1,000 and $2,000 respectively, for providing such services. The Bank of New York ("BNY") has entered into an agreement with the Company and NationsBank whereby BNY serves as a sub-custodian for the Company. For the six months ended September 30, 1998, expenses of the Company were reduced under expense offset arrangements with BNY. These amounts were less than $500. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

The Company pays the Chairman of the Board of Directors and each unaffiliated director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

The Company has made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Institutional Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the six months ended September 30, 1998, the Company earned $19,000 in the aggregate from such investments.

On September 30, 1998, NationsBank Corporation, the parent company of NationsBank, merged into BankAmerica Corporation.

3. PURCHASES AND SALES OF SECURITIES.

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government securities and short-term investments, for the six months ended September 30, 1998, were as follows:

                              Purchases                        Sales
                             -----------                    -----------
                             $14,193,000                    $13,917,000

There were no purchases or sales of long-term U.S. government securities for the six months ended September 30, 1998.

4. COMMON STOCK

At September 30, 1998, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases for the six months ended September 30, 1998.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

Participation

Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

Pricing of Dividends and Distributions

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable. Consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

Nations Balanced Target Maturity Fund, Inc.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o First Data Investors Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234,
(800) 982-2271.


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PO Box 34602                                                    BULK RATE
Charlotte, NC 28234-4602                                      U.S. POSTAGE
Toll Free 1-800-982-2271                                          PAID
                                                              N READING, MA
                                                               PERMIT NO.
                                                                   105
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BTMSA 9/98